SUPPLEMENT DATED August 28, 2006

TO THE ONEAMERICA FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006

Page 13 of the Statement of Additional Information is revised to modify the following information in the table:

Number of
Portfolios
	Current	Term of	Principal	in Fund	Other
Name, Address	Position	Office and	Occupation	Complex	Directorships
Age	with the	Length of	During the	Overseen	Held By
in 2006	Fund	Service	Past 5 Years	by Director	Directors

Independent Directors

Donald J. Stuhldreher	Director,	Indefinite,	Retired since	5	None
4210 Statesman Drive	Chairman of	12/14/2001 to	1990
Indianapolis, IN 46250	the Board	Present
Age 70

Jean L. Wojtowicz 7107 Royal Oakland Ct. Indianapolis, IN 46236 Age 49	Director, Chairman Audit Committee	Indefinite, 9/22/2003 to Present	President, Cambridge Capital Management Crop. (1983-Present)	5	Windrose Medical Properties Trust, Vectren Corp, and First Merchants Corp

Stephen J. Helmich	Director	Indefinite,	President,	5	None
307 Galahad Drive		12/17/2004 to	Cathedral High School (1999-Present)
Franklin, IN 46131		Present
Age 57

Gilbert F. Viets 760 Wood Court Zionsville, IN 46077 Age 63	Director	Indefinite, 9/27/2004 to Present	Untitled position with the State of Indiana Office of Management and Budget (2005 – present); Chief Financial Officer/Chief Restructuring Officer/	5	None
Special Assistant to the Chairman, ATA Holdings, Inc.
(7/1/2004 – 11/30/2005); Associate
Clinical Professor, Kelley School of Business Indiana University-Bloomington (8/2002-7/2004)

Interested Directors

James W. Murphy	Director	Indefinite,	Retired Senior Vice President,	5	None
11800 Pebblepoint Pass		7/26/1989 to	Corporate Finance, American
Carmel, IN 46032		Present	United Life Insurance Company (4/01/2000 - present)
Age 70

This supplement should be retained with the Prospectus for future reference.